UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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COMMONWEALTH REIT

(Name of the Registrant as Specified In Its Charter)

CORVEX MANAGEMENT LP

KEITH MEISTER

RELATED FUND MANAGEMENT, LLC

RELATED REAL ESTATE RECOVERY FUND GP-A, LLC

RELATED REAL ESTATE RECOVERY FUND GP, L.P.

RELATED REAL ESTATE RECOVERY FUND, L.P.

RRERF ACQUISITION, LLC

JEFF T. BLAU

RICHARD O’TOOLE

DAVID R. JOHNSON

JAMES CORL

EDWARD GLICKMAN

PETER LINNEMAN

JIM LOZIER

KENNETH SHEA

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A Case Study In ‘Worst-In-Class’ Corporate Governance: The Portnoys’ Red Tape Bylaws February 6, 2014

Table of Contents
Part I:  Introduction To The Red Tape Bylaws And Lessons Learned
Part II: The Red Tape Bylaws In Action – Illustrative Examples
Part III: Appendices
A.  Corvex’s April 12, 2013 Record Date Request
B.  The Portnoys’ June 4, 2013 “Deficiencies” Chart

I. Introduction To The Red Tape Bylaws And Lessons Learned 3

An Introduction To The Red Tape Bylaws
The Portnoys’ Defense Against Shareholder Action

• Given the hefty fees that the Portnoys are extracting every year from CommonWealth, it is not surprising that the Portnoys have created a governance structure aimed at preserving their control over CommonWealth
• One of the tools the Portnoys used to silence shareholders is a series of bylaw requirements – referred to as the Red Tape Bylaws – that impose burdensome information requirements on any shareholder who wants to either initiate an action by written consent or make trustee nominations and other proposals at an annual meeting
• Even after Corvex and Related provided more than 700 pages of detailed information for the ministerial task of requesting a record date on April 12, 2013, the Portnoys and their beholden trustees proceeded to challenge our compliance with each and every requirement of the Red Tape Bylaws
• In fact, the Portnoys refused to even disclose all of their reasons for challenging the record date request under the Red Tape Bylaws until we asked the Arbitration Panel to compel them to do so
• Thereafter, the Portnoys provided to us and the Arbitration Panel on June 4, 2013, the
chart included here in Appendix B

Lessons From Our Experience With The Red Tape Bylaws
The Portnoys’ Strategy To Prevent Shareholder Action
• The Portnoys, with the assistance of their beholden Trustees, used the Red Tape
Bylaws as a tool to impede shareholder action
• The Portnoys made us litigate whether we had complied with even the most innocuous
Red Tape Bylaws (e.g., whether we had submitted our request by registered mail, return receipt requested – which, we did, in addition to delivering via email, hand delivery and Federal Express)
– Many of these same requirements remain in place even after the Trustees amended the Bylaws on December 22, 2013 as part of a series of superficial and reversible “check the box” governance alterations
• Further, CommonWealth took the position that no record date would be set until all of the Red Tape Bylaws disputes were fully litigated – a process that the Portnoys hoped would take no less than 18 months

The Portnoys’ actions speak louder than their promises ever will
The Portnoys use absurd interpretations of seemingly innocuous language to create nearly insurmountable barriers to shareholder action

Lessons From Our Experience With The Red Tape Bylaws
Not The First Time The Portnoys Deployed This Tactic
• For example, in 2008, Locksmith Capital Management sought to allow shareholders to elect two independent nominees to the Board of TravelCenters of America, an RMR-
managed public company, and vote to de-classify the Board.
• Locksmith noted at the time: “Instead of allowing shareholders an opportunity to vote for our nominees and shareholder proposals, [Barry Portnoy’s Board] invoked meaningless technicalities in order to create a Soviet style election and entrench the current Board of Directors. This Board has no shame.”
(1)
• Locksmith also noted at that time: “We continue to be amazed that Barry Portnoy [and other then-directors of TravelCenters of America] have spent a significant amount of shareholder money in order to disenfranchise its shareholders”
(1)

(1) Definitive Additional Solicitation Materials on Schedule 14A Filed on April 24, 2008 by Locksmith Capital Management LLC
Our experience with the Red Tape Bylaws and ensuing protracted litigation is not the first time the Portnoys have deployed this entrenchment tactic on the shareholders of an RMR-managed entity, and we firmly believe it will not be the last time
The Portnoys have a track record of trampling on shareholder rights in situations even outside of CommonWealth

Lessons From Our Experience With The Red Tape Bylaws
The Silent Bylaw
• Barry Portnoy is ready to spend tens of millions of dollars of shareholders’ money to press litigation of even the most outrageous and frivolous propositions, as long he thereby delays and frustrates shareholder action
• Even after thousands of pages of exhibits and over a week of live testimony, Barry
Portnoy refused to concede to the Arbitration Panel at the hearing that he had all of the information required by the Red Tape Bylaws to set a record date

As long as the Portnoys and their beholden Trustees control CommonWealth, no amount of window dressing will cleanse CommonWealth of the Silent Bylaw
Our experience with the Portnoys over the past year has revealed to us the
Silent Bylaw: Shareholders must be willing to spend tens of millions of dollars litigating with the Portnoys and RMR in order to exercise their charter-granted rights

Lessons From Our Experience With The Red Tape Bylaws
A Pattern Of Behavior
• The Portnoys’ hoped we would give up rather than litigate, just as Locksmith Capital was forced to do in 2008
• In the same vein, the Portnoys intend to never allow shareholders the ability to choose who manages CWH, in our view, regardless of the seemingly straightforward nature of their promises
• If the Portnoys are willing to litigate for 18 months utilizing shareholder funds to prevent a vote from taking place, imagine how easy it will be for them to simply opt back into Section 3-803 of MUTA to re-classify the board (assuming the Board gets de-classified) or again amend the Red Tape Bylaws when a shareholder disagrees with them

We believe the examples in the following section clearly prove that the
Portnoys never intended to grant us a record date, instead using the ministerial requirements of a record date request to block shareholder action
The Portnoys’ intentions are revealed in their actions, not in their promises or what is written in their governing documents

II. The Red Tape Bylaws In Action – Illustrative Examples 9

Examples Of The Portnoys’ Application Of The Red Tape Bylaws
The Portnoy Game Of Gotcha To Prevent Shareholder Action
• The pages that follow illustrate some of the ways in which the Portnoys challenged our compliance with the Red Tape Bylaws
• We also invite you to review our Record Date Request (Appendix A) and the full chart submitted by the Portnoys and their beholden Trustees (Appendix B)
• We believe that a review of these materials clearly demonstrates that the
Portnoys never intended to grant us a record date
• It is clear to us that the Portnoys were simply looking for every available excuse to force us into a protracted litigation with the hope that we would give up in the process

Nothing stops the Portnoys from utilizing this tactic again in the future

| BYLAW REQUIREMENTS | DEFICIENCIES |
|---|---|
| ***Qualification Requirements*** | |
| Any shareholder of record seeking to take action by written consent shall, by sending written notice to the secretary of the Trust by registered mail, return receipt requested, request the Board to fix a record date. (Bylaws, § 2.15(a)) | Notice was not sent by registered mail, return receipt requested. |

SENDER: COMPLETE THIS SECTION

- Complete items 1, 2, and 3. Also complete item 4 if Restricted Delivery is desired.
- Print your name and address on the reverse so that we can return the card to you.
- Attach this card to the back of the mailpiece, or on the front if space permits.

1. Article Addressed to:

Jennifer Clark
Common Wealth Trust
Two Newton Place
255 Washington Street
Newton, MA 02458

COMPLETE THIS SECTION ON DELIVERY

A. Signature
X ☐ Agent ☐ Addressee

B. Received by (Printed Name) C. Date of Delivery 4/17/13

D. Is delivery address different from item 1? ☐ Yes
If YES, enter delivery address below: ☐ No

APR 17 2013

3. Service Type
☐ Certified Mail ☐ Express Mail
☑ Registered ☐ Return Receipt for Merchandise
☐ Insured Mail ☐ C.O.D.

4. Restricted Delivery? (Extra Fee) ☐ Yes

2. Article Number (Transfer from service label) RA 618 417 164

PS Form 3811, February 2004 Domestic Return Receipt 102595-02-M-1540

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| YOUR LABEL NUMBER | SERVICE | STATUS OF YOUR ITEM | DATE & TIME | LOCATION | FEATURES |
|---|---|---|---|---|---|
| [illegible] | Priority Mail® | Delivered | April 17, 2013, 10:17 am | NEWTON, MA [illegible] | Expected Delivery By: April 15, 2013<br>Registered Mail™<br>Return Receipt |
| | | Arrival at Unit | April 17, 2013, 5:54 am | NEWTONVILLE, MA 02460 | |
| | | Dispatched to Sort Facility | April 12, 2013, 9:27 pm | NEW YORK, NY 10017 | |
| | | Acceptance | April 12, 2013, 7:57 pm | NEW YORK, NY 10017 | |

RELATED CORVEX

The Portnoy Game Of Gotcha
The Portnoys Claimed We Did Not Send By Registered Mail, Return Receipt Requested
Reality: The evidence proves that it was (in addition to being delivered via email, hand delivery and Federal Express):

**DEFICIENCIES**

**DEFICIENCIES**

RELATED CORVEX

Arbitration Panel ruling: 3%/three-year holding
requirement to request a record date held
invalid as a matter of law
CMF LP has not held 3% of CWH’s shares for 3 years.
Reality
Arbitration Panel ruling: Request that all shares must
be held in certificated form to request a record date
invalid as a matter of law
…CMF LP did not provide a copy of a certificate for all
shares of beneficial interest owned by such shareholder.
Reality
* See pages 23 and 24 in Appendix B
*
The Portnoy Game Of Gotcha

| | |
|---|---|
| (2) the class, series and number of, and the nominee holder for, any shares of beneficial interests of the Trust that are owned, directly or indirectly, beneficially but not of record by such shareholder or Shareholder Associated Person<br><br>(3) the date such shares in (1) and (2) were acquired and the investment intent of such acquisition<br><br>(1) a description of all purchases and sales of securities of CWH during the previous 36 month period by such shareholder or Shareholder Associated Person, including date of the transactions, the class, the series and number of securities involved and the consideration involved | CMF LP did not specify where in the CMF LP Notice or its Annexes the responsive information appears, leaving CWH's Board to speculate as which disclosure CMF LP considers responsive to the particular information requirement. CMF LP should specifically include the information that is responsive to the requirement in the body of the CMF LP Notice or provide an itemized cross reference sheet that indicates with reasonable particularity where in the Annexes such information may be found.<br><br>Moreover, neither the Schedule 13D nor the Consent Solicitation Statement provides this information on a person by person basis. |

RELATED CORVEX

All Corvex/Related trades in CWH are publicly filed in our Schedule
13Ds, which were attached to our Record Date Request

* * *
Reality
* See pages 26, 27 and 28 in Appendix B
*
The Portnoy Game Of Gotcha
The Portnoys Claimed We Did Not Disclose Details Of Our Share Holdings
BYLAW REQUIREMENTS DEFICIENCIES
[Notice must set forth: separately as to each shareholder
giving the notice and any Shareholder Associated Person:]
* * *

| | |
|---|---|
| (2) a description of all Derivative Transactions during the previous 36 month period by such shareholder or Shareholder Associated Person, including all information that such person would be required to report on an Insider Report if such shareholder or Shareholder Associated Person were a Trustee or owner of more than 10% of the shares of the Trust at the time of the transactions<br>(4) any proportionate interest in shares of the Trust or instrument or arrangement of the type contemplated within the definition of Derivative Transaction held, directly or indirectly, by a general or limited partnership in which such shareholder or Shareholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner<br>(5) any rights to dividends on the shares of the Trust owned beneficially by such shareholder or Shareholder Associated Person that are separated or separable from the underlying shares of the Trust | CMF LP did not specify where in the CMF LP Notice or its Annexes the responsive information appears, leaving CWH's Board to speculate as which disclosure CMF LP considers responsive to the particular information requirement. CMF LP should specifically include the information that is responsive to the requirement in the body of the CMF LP Notice or provide an itemized cross reference sheet that indicates with reasonable particularity where in the Annexes such information may be found.<br><br>Moreover, neither the Schedule 13D nor the Consent Solicitation Statement provides this information on a person by person basis. |

RELATED CORVEX

*  *  *

Page 1 of
Corvex Record
Date Request
Reality
*  *  *
The Portnoy Game Of Gotcha
The Portnoys Claimed We Did Not Disclose Derivative Transactions
BYLAW REQUIREMENTS DEFICIENCIES
[Notice must set forth: separately as to each shareholder
giving the notice and any Shareholder Associated Person:]

| | |
|---|---|
| (2) the investment strategy or objective and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such shareholder or Shareholder Associated Person | CMF LP did not specify where in the CMF LP Notice or its Annexes the responsive information appears, leaving CWH's Board to speculate as which disclosure CMF LP considers responsive to the particular information requirement. CMF LP should specifically include the information that is responsive to the requirement in the body of the CMF LP Notice or provide an itemized cross reference sheet that indicates with reasonable particularity where in the Annexes such information may be found. Also, as noted above, CMF fails to include the required disclosures for the Corvex and Related entities and persons or any other "Shareholder Associated Persons." Also, no offering memoranda or similar capital raising documents for CMF LP or any other Corvex or Related entity have been provided.<br><br>As noted above, CMF LP also fails to include disclosure regarding Corvex/Related's future plans for the board or management of CWH. |

RELATED

CORVEX

Page 1 of
Annex D to
Corvex Record
Date Request
Reality
Arbitration Panel did not require Corvex/Related to disclose confidential offering memoranda
Reality
[Notice must set forth: separately as to each
shareholder giving the notice and any Shareholder
Associated Person:]
Page 1 of
Corvex Record
Date Request
Reality
The Portnoy Game Of Gotcha
The Portnoys Claimed We Did Not Disclose Our Investment Strategy
[Corvex]
BYLAW REQUIREMENTS DEFICIENCIES

Appendix A: Corvex’s Record Date Request (1)
(1)
Appendix includes cover letter from Corvex Master Fund LP and Annex D (certain information regarding Corvex Master Fund LP, RRERF
Acquisition, LLC and David R. Johnson). Record Date Request also attached a stock certificate demonstrating record ownership of 2,500 common shares of beneficial interest; our Definitive Consent Statement and Supplement No. 1; our original Schedule 13D and the amendments that had been filed thereto; a record date request letter from David R. Johnson; and a record date request letter from Cede
& Co. on behalf of Corvex Master Fund LP.

Corvex Master Fund LP
712 Fifth Avenue, 23rd Floor
New York, New York 10019
April 11, 2013
CommonWealth REIT
Two Newton Place
255 Washington Street
Newton, MA 02458-1634
Attention: Secretary
RE: Request for a Record Date
Ladies and Gentlemen:
On the date hereof, Corvex Master Fund LP, a Cayman Islands limited partnership (“Corvex”), beneficially owns 5,437,750 common shares of beneficial interest, par value $0.01 per share (“Shares”) of CommonWealth REIT, a Maryland real estate investment trust (the “Company”). A copy of a stock certificate evidencing Corvex’s ownership of record of 2,500 Shares is set forth in Annex A hereto. Corvex is submitting this notice (together with the Annexes hereto, this “Notice”) pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws’). Corvex’s address is 712 Fifth Avenue, 23rd
Floor, New York, New York 10019.
Appendix A: Corvex’s Record Date Request

Corvex hereby requests a record date to determine the shareholders entitled to act by written consent to remove without cause Barry M. Portnoy,
Adam D. Portnoy, Joseph L. Morea, William A. Lamkin, and Frederick N. Zeytoonjian as trustees of the Company and any other person or persons elected or appointed to the Board of Trustees of the Company (the “Board”) prior to the effective time of such removal (the “Removal Proposal”). Corvex is requesting such a record date because it believes that the Shares are currently undervalued and removing the Board would help unlock shareholder value, which would in turn benefit all shareholders. Except as set forth in this Notice, (i) there are no agreements, arrangements or understandings between Corvex and any Shareholder Associated Person (as defined in the Bylaws) amongst themselves or with any other person or persons (including their names) in connection with the proposal of such business by Corvex; (ii) Corvex’s engages in value-based investing across the capital structure in situations with identifiable catalysts and follows an opportunistic approach to investing with a specific focus on equity investments, special situations and distressed securities largely in North America; (iii) Corvex and any Shareholder Associated Person have made no purchases or sales of the Shares in the last 36 months; (iv) Corvex and any Shareholder Associated Person have made no Derivative Transactions (as defined in the Bylaws) in the last 36 months; (v) Corvex and any Shareholder Associated Person have no proportionate interest in Shares or instrument or arrangement of the type

Appendix A: Corvex’s Record Date Request

contemplated by the term Derivative Transaction held, directly or indirectly, by a general or limited partnership in which Corvex or any
Shareholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; and (vi) Corvex and any Shareholder Associated Person, have no rights to dividends on the Shares owned beneficially by Corvex or any Shareholder Associated
Person that are separated or separable from the underlying Shares. Corvex believes that other shareholders will support the Removal Proposal, but it is not in a position to make any representation regarding the subject. Additionally, except as set forth in this Notice and/or may result from the ownership of Shares, Corvex and any Shareholder Associated Person (i) have no material interest in the proposal specified in this Notice and
(ii) do not anticipate any benefit in connection with such business. The investment advisor to Corvex is entitled to a performance related fee based upon the overall increase in asset value of Corvex’s assets, of which any profit and loss on the Shares would be a component. Corvex intends to submit a written consent in connection with the proposal specified in this Notice.
          Information concerning Corvex and any Shareholder Associated Person as may purport to be required by the Bylaws, including all information regarding Corvex’s Share ownership, that is not otherwise included herein, is set forth in (i) the Definitive Consent Solicitation
Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) by Corvex Management LP, Related Fund
Management, LLC, et. al., attached hereto as Annex B, (ii) the Schedule 13D and the amendments thereto filed with the SEC by Corvex
Management LP, Related Fund Management, LLC, et. al., attached hereto as Annex C, (iii) the information regarding, among other things, transactions in Shares, attached hereto as Annex D, (iv) the record date request letter submitted by David R. Johnson, attached hereto as Annex
E and (v) the record date request letter submitted by Cede & Co., attached hereto as Annex F. Except as set forth in this Notice including the annexes hereto, the information that purports to be required to be provided in connection herewith pursuant to the Bylaws is “not applicable”
or “none,” as appropriate. The undersigned will, upon request, provide any additional information that may be reasonably requested to the extent germane for the purpose of fixing a record date to determine shareholders entitled to act by written consent with respect to the Removal
Proposal.
         Corvex believes that this notice fully complies with the applicable provisions of the Bylaws, the Company’s Declaration of Trust and
Maryland law. Any claim that this notice is in any way defective or deficient, and all further correspondence on this matter should be addressed to Eduardo Gallardo at Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166, telephone: (212) 351-3847, email:
egallardo@gibsondunn.com, so that there is adequate opportunity to address such claim in a timely fashion. The giving of this Notice is not an admission that the procedures set forth in the Bylaws are legal, valid or binding, and Corvex is currently challenging certain Bylaws in the Circuit
Court for Baltimore City and reserves all rights to challenge the validity of other Bylaws and reserves all rights to assert a claim for any damages or costs Corvex may sustain or incur, including attorneys’ fees, in connection with disputes over the validity of this Notice or the Bylaws.
[Signature Page Follows]

ANNEX D
CERTAIN INFORMATION
Corvex Master Fund LP
Corvex Entity Number of Shares Held
Corvex Master Fund LP 2,748,861
(held through Goldman, Sachs &Co.)
Corvex Master Fund LP 2,686,389
(held through J.P. Morgan Clearing Corp)
Corvex Master Fund LP 2,500
(held of record)
RRERF Acquisition, LLC
Appendix A: Corvex’s Record Date Request

Corvex Master Fund LP (“Corvex”) may be deemed to beneficially own 10,855,145.8571 common shares of beneficial interest, par value $0.01 per share (the “Shares”) of CommonWealth REIT, a Maryland real estate investment trust (the “Company”). This includes (i) 5,437,750 common shares of beneficial interest of the Company held by certain entities affiliated with Related Fund Management, LLC (the “Related Shares”) and (ii) 9,645.8571 Shares
held in the aggregate by David R. Johnson (the “Additional Shares”) which may be deemed to be beneficially owned by Corvex pursuant to applicable securities laws. Corvex disclaims beneficial ownership with respect to the Related Shares and the Additional Shares. Corvex’s address as set forth in the share ledger of the Company is 712 5TH AVE 23RD FLR NEW YORK NY 10019. The information below sets forth Corvex Master Fund LP’s holdings of Shares of the Company.
RRERF Acquisition, LLC (“RRERF”) may be deemed to beneficially own 10,855,145.8571 Shares of the Company. This includes (i) 5,437,750 common shares of beneficial interest of the Company held by certain entities affiliated with Corvex Management LP and Keith Meister (the “Corvex
Shares”) and (ii) 9,645.8571 Shares held in the aggregate by David R. Johnson (the “Additional Shares”) which may be deemed to be beneficially owned by RRERF pursuant to applicable securities laws. RRERF disclaims beneficial ownership with respect to the Corvex Shares and the Additional
Shares. RRERF’s address as set forth in the share ledger of the Company is 60 COLUMBUS CIRCLE 18TH FL NEW YORK NY 10023-5802. RRERF is a
wholly owned subsidiary of Related Real Estate Recovery Fund, L.P. (“Related”). The general partner of Related is entitled to a carried interest based on the return on invested capital across its entire portfolio (including, but not limited to, the investment in the Company). RRERF and Related’s principal investment objective generally is to invest in: (i) distressed loans originated for new construction, property conversion and renovation; (ii)
distressed loans secured by real estate assets that require significant repositioning, lease-up or improved management; (iii) portfolios of distressed real estate loans secured by real estate assets held by failed or failing banking and other financial institutions; (iv) other interests in distressed real estate assets if the general partner believes such assets could benefit from leveraging Related’s operating platform and a modified business plan;
and (v) securities issued by real

estate and other companies with the intent of controlling distressed real estate assets held by such companies. The information below sets forth RRERF’s holdings of Shares of the Company.
Related Entity Number of Shares Held
RRERF Acquisition, LLC 5,435,250
(held through Pershing LLC)
RRERF Acquisition, LLC 2,500
(direct registered shares)
David R. Johnson
Appendix A: Corvex’s Record Date Request

Mr. Johnson is engaged in the business of commercial and residential real estate sales and leasing. His primary business address is 206 Island View
Lane, Seneca, South Carolina 29672. On April 11, 2013 Mr. Johnson entered into a letter agreement (the “Support Agreement”) with Corvex Management
LP and Related. Pursuant to the Support Agreement, among other things, Mr. Johnson has agreed (i) to cooperate with Corvex and Related with respect to their efforts to remove the entire board of trustees of the Company, (ii) to vote all of his Shares in favor of the proposal to remove the entire board of trustees of the Company in connection with Corvex and Related’s solicitation of written consents, at any special meeting or otherwise, and (iii) to certain transfer restrictions on his Shares. Corvex and Related have agreed to indemnify the Individual Shareholder for certain losses and claims related to Mr.
Johnson’s cooperation with Corvex and Related and to reimburse the Individual Shareholder for his expenses in connection therewith. The form of the
Support Agreement is attached hereto as Exhibit 1.
Except as set forth in this Notice, (i) during the past ten years, Mr. Johnson has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) Mr. Johnson does not directly or indirectly beneficially own any securities of the Company; (iii) Mr. Johnson does not own any securities of the Company which are owned of record but not beneficially; (iv) Mr. Johnson has not purchased or sold any securities of the
Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by Mr. Johnson is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) Mr. Johnson is not, or within the past year was not, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of Mr. Johnson owns beneficially, directly or indirectly, any securities of the Company; (viii) Mr. Johnson does not own beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) neither Mr. Johnson nor any of his associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) neither Mr. Johnson nor any of his associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and

Appendix A: Corvex’s Record Date Request

(xi) Neither Mr. Johnson nor any of his associates has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this Notice.
          Except as set forth in this Notice, there are no material proceedings to which Mr. Johnson or any of his associates is a party adverse to the
Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to Mr. Johnson, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Securities Exchange Act of 1934, as amended, occurred during the past ten years.
        Mr. Johnson beneficially owns 9,645.8571 Shares (representing less than 1% of the Company’s outstanding Shares), which number includes
680.66 Shares which would be received upon the conversion of Mr. Johnson’s 1,415.7559 shares of the Company’s 6 1/2% Series D Cumulative
Convertible Preferred Shares (calculated based upon at a conversion rate of 0.480775 common shares per series D preferred share). By virtue of the Support Agreement, Mr. Johnson may be deemed to share with the Corvex entities and the Related entities voting power and dispositive power with respect to the 9,645.8571 additional shares held by Mr. Johnson. Mr. Johnson owns Shares of the Company in several accounts including: (i) Carolina Premier Property Inc. Profit Sharing Plan (“CPP/PSP”); (ii) The Johnson Family Trust (“D&S Trust”); (iii) David R. Johnson
IRA Contributory Account (“DJ IRA”); (iv) David R. Johnson SEP-IRA (“DJ SEP”); Brett B. Johnson and David R. Johnson as Joint Tenants (“BJDJ”);
(v)  Sheree Lea Johnson Roth Contributory IRA (“Sheree Roth”); (vi) Carolina Premier Property Inc. (“CPP Corp”); and (vii) Sheree Lea Johnson IRA
Contributory Account (“Sheree IRA”). All of Mr. Johnson’s transactions in the Shares (including shares of HRPT Properties Trust) during the last thirty-six months are listed below. Mr. Johnson has submitted a request through his broker, Charles Schwab & Co., Inc., to transfer 100 Shares to record name and have a physical certificate delivered to him.
[Chart detailing each trade since April 2010 included in submission]

Appendix B: The Portnoys’ June 4, 2013 “Deficiencies” Chart 22

## CORVEX MASTER FUND LP ("CMF LP") RECORD DATE REQUEST NOTICE (THE "CMF LP NOTICE")[1]

| BYLAW REQUIREMENTS | DEFICIENCIES |
|---|---|
| ***Qualification Requirements*** | |
| Any shareholder of record seeking to take action by written consent shall, by sending written notice to the secretary of the Trust by registered mail, return receipt requested, request the Board to fix a record date. (Bylaws, § 2.15(a)) | Notice was not sent by registered mail, return receipt requested. |
| At the date of giving notice the requesting shareholder(s) must hold, individually or in the aggregate, at least 3% of CWH's shares entitled to vote and have held such shares continuously for at least 3 years (Bylaws, § 3.14, 2.15(a)(i), 2.14.1(b)(ii)(A)(1)) | CMF LP has not held 3% of CWH's shares for 3 years. Annex C to the CMF LP Notice, the Schedule 13D filed by Corvex Management LP ("Corvex"), Keith Meister, Related Fund Management, LLC ("Related"), Related Real Estate Recovery Fund GP-A, LLC, Related Real Estate Recovery Fund GP, LP, Related Real Estate Recovery Fund, LP, RRERF Acquisition, LLC and David R. Johnson (the "Schedule 13D"), reflects that a Corvex affiliated entity first began acquiring shares on January 16, 2013.<br><br>In the CMF LP Notice cover letter, CMF LP claims to "beneficially own" 5,437,750 common shares (approx. 4.6%) of CWH.<br><br>CMF LP is not (i) a "Reporting Person" on the Schedule 13D, (ii) a signatory to the Schedule 13D, (iii) a party to the joint filing agreement that appears as an Exhibit to the Schedule 13D, or (iv) a "participant" in the Corvex/Related consent solicitation. Instead, the Schedule 13D states that, "This Schedule 13D reports Shares held for the account of certain private investment funds for which Corvex acts as investment adviser, including Corvex Master Fund, LP, a Cayman Islands limited partnership, the general partner of which is controlled by Mr. Meister (collectively, the "Corvex Funds")." The definitive consent solicitation statement filed by Corvex, Keith Meister, Related, Related Real Estate Recovery Fund GP-A, LLC, Related Real Estate Recovery Fund GP, LP, Related Real Estate Recovery Fund, LP, RRERF Acquisition, LLC, Jeff T. Blau, Richard O'Toole and David R. Johnson (collectively, "Corvex/Related") with the Securities and Exchange Commission ("SEC") on April 10, 2013, as supplemented on April 12, 2013 (the "Consent Solicitation Statement"), and the Schedule 13D report shares held for the account of CMF LP as "beneficially owned" by Corvex |

1 Corvex seem to take the position that the Cede & Co. letters constitute a separate demand in and of themselves. These letters do not constitute a separate demand. The letters state that they are made at the request of Goldman, Sachs & Co. and J.P. Morgan Clearing Corp on behalf of CMF LP and that Cede is providing the letters only as a nominal party for CMF LP. These letters are part of CMF LP's record date request.

RELATED CORVEX

Appendix B: The Portnoys’ June 4, 2013 “Deficiencies” Chart 23

| BYLAW REQUIREMENTS | DEFICIENCIES |
|---|---|
| | and Mr. Keith Meister, and there is no statement as to any shares being beneficially owned by CMF LP.<br><br>The CMF LP Notice cover letter is inconsistent with the Schedule 13D and the Consent Solicitation Statement attached to it. The Schedule 13D and Consent Solicitation Statement do not provide information about CMF LP as a Schedule 13D "Reporting Person" or as a participant in the consent solicitation, so any reference to the Schedule 13D and Consent Solicitation Statement to satisfy the Informational Requirements is deficient. |
| Continuously hold such shares (3%) through and including the time of the consent solicitation (Bylaws, § 2.14.1(b)(ii)(A)(2)) | Review ongoing. |
| Each shareholder must comply with the notice procedures set forth in Section 2.14.1 (Bylaws, § 2.14.1(b)(ii)(D)) | CMF LP has not complied with the notice procedures for reasons set forth herein. |
| Each shareholder must hold a certificate for all shares of beneficial interest owned by such shareholder, and a copy of each such certificate shall accompany such shareholder's notice to the secretary. (Bylaws, § 2.15(a)(ii)) | CMF LP's request claims that it beneficially owns 5,437,750 shares. Accordingly, CMF LP did not provide a copy of a certificate for all shares of beneficial interest owned by such shareholder. Cede did not provide a copy of a certificate for any shares held of record by Cede. |
| The consent record date request notice must set forth the proposed actions to be taken (Bylaws, § 2.15(a)) | The proposed actions violate Maryland law and the Declaration of Trust. |
| The consent record date request notice shall set forth all information that each such shareholder would be required to disclose in solicitations of proxies for election of Trustees in an election contest (even if an election contest is not involved), as applicable, or is otherwise required pursuant to Section 14 of the Exchange Act. (Bylaws, § 2.15(a)) | CMF LP is not listed as a participant in the solicitation of written consents in the Consent Solicitation Statement, so information about it required in such a statement is not included in the Consent Solicitation Statement.<br><br>Additionally, Jim Lozier and CBRE appear to be "associates" of Corvex/Related under Item 5(b)(1)(xi) of Schedule 14A, but their relationships are not disclosed.<br><br>The Consent Solicitation Statement also did not include the "householding" information required by Item 23 of Schedule 14A, which requires the participants to furnish certain information to shareholders sharing an address.<br><br>The CMF LP Notice fails to disclose any information about proposed replacement Trustees. |

RELATED CORVEX

24 Appendix B: The Portnoys’ June 4, 2013 “Deficiencies” Chart

| BYLAW REQUIREMENTS | DEFICIENCIES |
|---|---|
| Notwithstanding the foregoing provisions of Section 2.14, a shareholder shall also comply with all applicable legal requirements, including, without limitation, applicable requirements of state law and the Exchange Act and the rules and regulations thereunder, with respect to the matters set forth in this Section 2.14. (Bylaws, § 2.14.5(d)) | Additional grounds to invalidate the consent solicitation, including Corvex's materially false and misleading statements to be filed in statement of claims on June 17, 2013. |
| ***Informational Requirements*** | |
| Notice must set forth: | |
| Bylaws, § 2.14.1(d)(ii) | |
| (1) description of business to bring before the meeting | Proposed business violates Maryland law and Declaration of Trust. |
| (2) reasons for proposing such business and any material interest in such business of such shareholder or any Shareholder Associated Person | The stated reasons are materially false and misleading. Among other things, counsel for Corvex/Related have characterized the consent solicitation as a "take-over corporate control fight," "a corporate control fight," and "a fast-moving take over action."[2] Beginning in February, 2013, Corvex/Related also made purported "offers" to acquire all CWH's shares.[3] Similarly, their letter to the Board of CWH dated March 28, 2013, issued an ultimatum to sell CWH to Corvex/Related (or a higher bidder) or face a consent solicitation.[4] Corvex/Related's true reason for their removal proposal is to take control of CWH. This is not disclosed in the CMF LP Notice.<br><br>Corvex/Related also stated in a recent letter to the Indiana Department of Insurance that they intend to solicit proxies for a slate of nominees at a special meeting following a successful removal.[5] The CMF LP Notice also fails to state the true reasons for the Corvex/Related proposal (to gain control of CWH).<br><br>CMF LP has not identified the Shareholder Associated Persons. For a definition of Shareholder |

[2] *See Corvex Management LP v. CommonWealth REIT*, Case No. 24-C-13-001111, at 8, 9, 51-52 (Md. Cir. Ct. Mar. 18, 2013) (TRANSCRIPT).

[3] Amendment No. 1 to Corvex/Related Schedule 13D filed with the SEC February 27, 2013; Amendment No. 2 to Corvex/Related Schedule 13D filed with the SEC March 4, 2013.

[4] Amendment No. 7 to Corvex/Related Schedule 13D filed with the SEC March 28, 2013.

[5] John T. Murphy Letter to Indiana Department of Insurance on behalf of Corvex/Related, dated May 28, 2013.

RELATED CORVEX

25 Appendix B: The Portnoys’ June 4, 2013 “Deficiencies” Chart

| BYLAW REQUIREMENTS | DEFICIENCIES |
|---|---|
| | Associated Persons, please see Annex I. |
| (3) description of all agreements, arrangements and understandings between such shareholder and Shareholder Associated Person amongst themselves or with any other person or persons (including their names) in connection with the proposal of such business | CMF LP did not specify where in the CMF LP Notice or its Annexes the responsive information appears, leaving CWH's Board to speculate as which disclosure CMF LP considers responsive to the particular information requirement. CMF LP should specifically include the information that is responsive to the requirement in the body of the CMF LP Notice or provide an itemized cross reference sheet that indicates with reasonable particularity where in the Annexes such information may be found.<br><br>In addition, CMF LP's notice fails to disclose any understandings with or among other shareholders. For example, CMF LP and the Corvex/Related entities and persons likely have understandings among them as to who they will nominate as replacement Trustees or with respect to submitting a disclaimer of control with respect to CWH's ownership interest in Affiliates Insurance Company, as further described below. CMF LP fails to disclose any such understandings with the Corvex/Related entities and persons.<br><br>In addition, CMF LP has not provided any disclosure of any understandings any of the Corvex/Related entities and persons have with Luxor Capital Group (which announced its support for Corvex/Related in a press release almost immediately after Corvex/Related disclosed their stake in CWH[6]), Perry Corp (which also announced their support for the proposal in its Schedule 13D filed March 13, 2013[7]) or any other shareholders. Luxor and Perry have since publicly disclosed that they support, and that Luxor has delivered written consents supporting, the proposal. |
| Bylaws, § 2.14.1(d)(iii). Separately as to each shareholder giving the notice and any Shareholder Associated Person: | CMF LP did not provide the specified information separately as to each shareholder and any Shareholder Associated Person. |
| (2) the class, series and number of, and the nominee holder for, any shares of beneficial interests of the Trust that are owned, directly or indirectly, beneficially but not of record by such shareholder or Shareholder Associated Person | CMF LP did not specify where in the CMF LP Notice or its Annexes the responsive information appears, leaving CWH's Board to speculate as which disclosure CMF LP considers responsive to the particular information requirement. CMF LP should specifically include the information that is responsive to the requirement in the body of the CMF LP Notice or provide an itemized cross reference sheet that indicates with reasonable particularity where in the Annexes such information may be found. |

[6] Luxor Capital Schedule 13D, filed with the SEC on March 1, 2013.

[7] Perry Corp. Schedule 13D, filed with the SEC on March 13, 2013.

RELATED CORVEX

26 Appendix B: The Portnoys’ June 4, 2013 “Deficiencies” Chart

| BYLAW REQUIREMENTS | DEFICIENCIES |
|---|---|
| | Also, it is unclear whether CMF LP "beneficially owns" the shares of CWH not held of record. See above regarding inconsistencies between the Schedule 13D and Consent Solicitation Statement and the CMF LP Notice cover letter.<br><br>Moreover, neither the Schedule 13D nor the Consent Solicitation Statement provides this information on a person by person basis. |
| (3) the date such shares in (1) and (2) were acquired and the investment intent of such acquisition | CMF LP did not specify where in the CMF LP Notice or its Annexes the responsive information appears, leaving CWH's Board to speculate as which disclosure CMF LP considers responsive to the particular information requirement. CMF LP should specifically include the information that is responsive to the requirement in the body of the CMF LP Notice or provide an itemized cross reference sheet that indicates with reasonable particularity where in the Annexes such information may be found.<br><br>Moreover, neither the Schedule 13D nor the Consent Solicitation Statement provides this information on a person by person basis. |
| (4) all information relating to such shareholder or Shareholder Associated Person that is required to be disclosed in connection with the solicitation of proxies for election of Trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case, pursuant to Section 14 of the Exchange Act | CMF LP did not specify where in the CMF LP Notice or its Annexes the responsive information appears, leaving CWH's Board to speculate as which disclosure CMF LP considers responsive to the particular information requirement. CMF LP should specifically include the information that is responsive to the requirement in the body of the CMF LP Notice or provide an itemized cross reference sheet that indicates with reasonable particularity where in the Annexes such information may be found.<br><br>The Schedule 13D and Consent Solicitation Statement do not provide information about CMF LP as a Schedule 13D "Reporting Person" or as a participant in the consent solicitation.<br><br>Further, the definition of "Shareholder Associated Person" under the Bylaws includes persons "acting in concert with such shareholder" (this captures all the Corvex and Related entities and persons included as participants in the Consent Solicitation Statement as a Shareholder Associated Person) and "any person controlling, controlled by or under common control with such shareholder or a Shareholder Associated Person." Related and all of its affiliates, are ultimately "controlled" by The Related Companies, L.P. and Stephen Ross, founder and chairman of the Related Companies, L.P. Thus, CMF LP is required to disclose the names, addresses, principal employment or line of business, and all other information required by the proxy rules and Bylaws for Stephen Ross. The |

RELATED CORVEX

27 Appendix B: The Portnoys’ June 4, 2013 “Deficiencies” Chart

| BYLAW REQUIREMENTS | DEFICIENCIES |
|---|---|
| | Related Companies, L.P. and their affiliates, Corvex and its affiliates and all other Shareholder Associated Persons. As noted above, CMF LP has not provided a list of such persons. |
| Bylaws, § 2.14.1(d)(iv). Separately as to each shareholder giving the notice and any Shareholder Associated Person: | CMF LP did not provide the specified information separately as to each shareholder and any Shareholder Associated Person. |
| (1) the name and address, as they appear on the Trust's share ledger and the current name and address, if different, of such shareholder or Shareholder Associated Person | CMF LP has not identified the Shareholder Associated Persons, leaving CWH to guess as to who they are and whether the Bylaw requirements are satisfied as to such persons. |
| (2) the investment strategy or objective and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such shareholder or Shareholder Associated Person | CMF LP did not specify where in the CMF LP Notice or its Annexes the responsive information appears, leaving CWH's Board to speculate as which disclosure CMF LP considers responsive to the particular information requirement. CMF LP should specifically include the information that is responsive to the requirement in the body of the CMF LP Notice or provide an itemized cross reference sheet that indicates with reasonable particularity where in the Annexes such information may be found. Also, as noted above, CMF fails to include the required disclosures for the Corvex and Related entities and persons or any other "Shareholder Associated Persons." Also, no offering memoranda or similar capital raising documents for CMF LP or any other Corvex or Related entity have been provided.<br><br>As noted above, CMF LP also fails to include disclosure regarding Corvex/Related's future plans for the board or management of CWH. |
| Bylaws, § 2.14.1(d)(v). Separately as to each shareholder giving the notice and any Shareholder Associated Person: | CMF LP did not provide the specified information separately as to each shareholder and any Shareholder Associated Person. |
| (1) a description of all purchases and sales of securities of CWH during the previous 36 month period by such shareholder or Shareholder Associated Person, including date of the transactions, the class, the series and number of securities involved and the consideration involved | CMF LP did not specify where in the CMF LP Notice or its Annexes the responsive information appears, leaving CWH's Board to speculate as which disclosure CMF LP considers responsive to the particular information requirement. CMF LP should specifically include the information that is responsive to the requirement in the body of the CMF LP Notice or provide an itemized cross reference sheet that indicates with reasonable particularity where in the Annexes such information may be found.<br><br>Moreover, neither the Schedule 13D nor the Consent Solicitation Statement provides this information on a person by person basis. |
| (2) a description of all Derivative Transactions during | CMF LP did not specify where in the CMF LP Notice or its Annexes the responsive information |

RELATED CORVEX

28 Appendix B: The Portnoys’ June 4, 2013 “Deficiencies” Chart

| BYLAW REQUIREMENTS | DEFICIENCIES |
|---|---|
| the previous 36 month period by such shareholder or Shareholder Associated Person, including all information that such person would be required to report on an Insider Report if such shareholder or Shareholder Associated Person were a Trustee or owner of more than 10% of the shares of the Trust at the time of the transactions | appears, leaving CWH's Board to speculate as which disclosure CMF LP considers responsive to the particular information requirement. CMF LP should specifically include the information that is responsive to the requirement in the body of the CMF LP Notice or provide an itemized cross reference sheet that indicates with reasonable particularity where in the Annexes such information may be found.<br><br>Moreover, neither the Schedule 13D nor the Consent Solicitation Statement provides this information on a person by person basis. |
| (3) any performance related fees (other than an asset based fee) to which such person is entitled based on any increase or decrease in the value of shares of the Trust or instrument or arrangement of the type contemplated within the definition of Derivative Transaction, if any, as of the date of such notice, including interests held by immediate family or household members | CMF LP did not specify where in the CMF LP Notice or its Annexes the responsive information appears, leaving CWH's Board to speculate as which disclosure CMF LP considers responsive to the particular information requirement. CMF LP should specifically include the information that is responsive to the requirement in the body of the CMF LP Notice or provide an itemized cross reference sheet that indicates with reasonable particularity where in the Annexes such information may be found. |
| (4) any proportionate interest in shares of the Trust or instrument or arrangement of the type contemplated within the definition of Derivative Transaction held, directly or indirectly, by a general or limited partnership in which such shareholder or Shareholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner | CMF LP did not specify where in the CMF LP Notice or its Annexes the responsive information appears, leaving CWH's Board to speculate as which disclosure CMF LP considers responsive to the particular information requirement. CMF LP should specifically include the information that is responsive to the requirement in the body of the CMF LP Notice or provide an itemized cross reference sheet that indicates with reasonable particularity where in the Annexes such information may be found. |
| (5) any rights to dividends on the shares of the Trust owned beneficially by such shareholder or Shareholder Associated Person that are separated or separable from the underlying shares of the Trust | CMF LP did not specify where in the CMF LP Notice or its Annexes the responsive information appears, leaving CWH's Board to speculate as which disclosure CMF LP considers responsive to the particular information requirement. CMF LP should specifically include the information that is responsive to the requirement in the body of the CMF LP Notice or provide an itemized cross reference sheet that indicates with reasonable particularity where in the Annexes such information may be found. |
| Bylaws, § 2.14.1(d)(vi) | |
| To the extent known by the shareholder giving the notice, the name and address of any other person who owns, beneficially or of record, any shares of beneficial interest of the Trust and who supports the proposal | CMF LP does not identify the Corvex/Related entities or persons in response to this requirement.<br><br>In addition, CMF LP failed to identify other shareholders who have stated their support for the proposal. |

RELATED CORVEX

29 Appendix B: The Portnoys’ June 4, 2013 “Deficiencies” Chart

| BYLAW REQUIREMENTS | DEFICIENCIES |
|---|---|
| Bylaws, § 2.14.1(e) | |
| (i) Signed and notarized statement certifying the truth and completeness of all information contained in the notice, the notice's compliance with the advance notice procedures and that such shareholder will continue to hold all shares of beneficial interest entitled to vote through and including the time of the applicable meeting | CMF LP did not provide. |
| ***Proposals Causing Covenant Breaches or Defaults*** | |
| Bylaws, § 2.14.2. At the time of any submission of any shareholder proposal that, if approved and implemented, would cause the Trust or any subsidiary to be in breach of any covenant of the Trust or any subsidiary or otherwise cause a default in any existing debt instrument or agreement of the Trust or subsidiary, the proponent shareholder(s) must submit: | |
| (a) evidence satisfactory to the Board of Trustees of the lender's or contracting party's willingness to waive the breach of covenant or default | CMF LP did not provide any evidence that CWH's lenders or contracting parties would be willing to waive the breaches of covenant or defaults that may result if the Corvex/Related removal proposal is successful. |
| (b) a detailed plan for repayment of the indebtedness to the lender or curing the contractual breach or default and satisfying any resulting damage claim, specifically identifying the actions to be taken or the source of funds, which plan must be satisfactory to the Board of Trustees in its discretion, and evidence of the availability to the Trust of substitute credit or contractual arrangements similar to the credit or contractual arrangements which are implicated by the shareholder nomination or other proposal that are at least as favorable to the Trust, as determined by the Board of Trustees in its discretion. | Corvex/Related acknowledge in the Consent Solicitation Statement that a removal of the Board as they propose will constitute a "change of control" and an event of default under CWH's Revolving Credit Agreement and Term Loan Agreement. However, they fail to provide an acceptable plan for repayment of the indebtedness or curing the default. As of June 3, 2013, $135 million was outstanding under CWH's Revolving Credit Agreement and $500 million was outstanding under CWH's Term Loan Agreement. In addition, if successful, the Corvex/Related removal proposal would trigger change in control provisions in approximately $600 million of secured indebtedness (plus accelerated prepayment penalties) covering certain of CWH's properties.<br><br>As a result of the removal of CWH's Board, the lenders under CWH's Revolving Credit Agreement and Term Loan Agreement would have the right to immediately accelerate all amounts due and payable under each of these agreements. The nonpayment of these amounts following acceleration would in turn cause a cross default under CWH's indenture pursuant to which CWH currently has approximately $1.5 billion of notes outstanding, plus accelerated prepayment penalties which would be due in the event of such a default. |

RELATED CORVEX

30 Appendix B: The Portnoys’ June 4, 2013 “Deficiencies” Chart

| BYLAW REQUIREMENTS | DEFICIENCIES |
| --- | --- |
| | While some information as to the Corvex/Related backstop plan for the repayment of indebtedness is included in the Consent Solicitation Statement,[8] such information is neither a detailed plan nor does it provide sufficient evidence of the availability to CWH of substitute credit or contractual arrangements similar to the credit or contractual arrangements which will be implicated by the Corvex/Related proposal.<br><br>The Corvex/Related backstop financing plan entails a "highly confident" letter from Deutsche Bank -- not a commitment from Deutsche Bank to provide the financing. Moreover, based on disclosure in the Consent Solicitation Statement, this "backstop financing" is subject to a number of conditions, many of which will be a challenge to satisfy. For example, the backstop financing is subject to:<br>• Deutsche Bank having reasonable time to arrange and market the third party debt financing,<br>• there being no material adverse change in the condition (financial or otherwise), results of operations, business, assets, property, liabilities or prospects of CWH and its subsidiaries,<br>• the negotiation, execution and delivery of third party debt financing documentation,<br>• the availability of pro forma financial statements giving effect to the backstop financing, and<br>• there being a detailed plan satisfactory to Deutsche Bank with respect to the replacement of RMR and changes to the Board.<br><br>Thus, this backstop financing is not committed and highly conditional and insufficient to satisfy the requirement to present a detailed plan with respect to acceptable substitute financing under the Bylaws.<br><br>Moreover, the backstop financing plan does not purport to cover the approximately $600 million (plus accelerated prepayment penalties) of secured indebtedness outstanding with respect to certain of CWH's properties which include change of control provisions that will be triggered by the removal of CWH's Board.<br><br>The Corvex/Related removal proposal, if successful, would also constitute a fundamental change under Section 15 of the Articles Supplementary for CWH's 6 1/2% Series D Cumulative Convertible Preferred Shares of Beneficial Interest, giving rise to a shareholder conversion right unless CWH |

[8] Corvex/Related Definitive Consent Solicitation Statement, at 6-7.

RELATED CORVEX

31 Appendix B: The Portnoys’ June 4, 2013 “Deficiencies” Chart

| BYLAW REQUIREMENTS | DEFICIENCIES |
|---|---|
| | redeems the shares. CMF LP failed to note this conversion right in any respect in the CMF LP Notice, including how it would propose that CWH fund the redemption (approximately $380 million) if that is deemed to be advisable and in the best interests of CWH instead of the conversion. |
| ***Proposals Requiring Government Action*** | |
| Bylaws, § 2.14.3. If (a) submission of any proposal to be considered at a shareholders meeting that could not be considered or, if approved, implemented by the Trust without the Trust, any subsidiary of the Trust, the proponent shareholder, any Shareholder Associated Person of such shareholder, the holder of proxies or their respective affiliates or associates filing with or otherwise notifying or obtaining the consent, approval or other action of any federal, state, municipal or other governmental or regulatory body (a "Governmental Action") or (b) such shareholder's ownership of shares of the Trust or any solicitation of proxies or votes or holding or exercising proxies by such shareholder, any Shareholder Associated Person of such shareholder, or their respective affiliates or associates would require Governmental Action, then, at the same time as the submission of any proposal to be considered at a shareholders meeting, the proponent shareholder or shareholders shall submit to the secretary at the principal executive offices of the Trust: | |
| (x) evidence satisfactory to the Board of Trustees that any and all Governmental Action has been given or obtained, including, without limitation, such evidence as the Board of Trustees may require so that any nominee may be determined to satisfy any suitability or other requirements; or | CWH (including through SIR) owns 25% of Affiliates Insurance Company (AIC), an Indiana domestic insurer. Under state law, any person that seeks to acquire a controlling interest in an Indiana insurer, whether directly or indirectly, must file a Form A with the Indiana Department of Insurance to obtain prior approval of the Department for such acquisition.<br><br>CWH believes that Corvex/Related are seeking to acquire a controlling interest in AIC, an Indiana insurer, through their acquisition of control of CWH and therefore must file a Form A with the Indiana Department of Insurance and obtain prior approval of the Department for such acquisition. Corvex/Related have not made this filing or obtained this approval, even though they appear to have been aware of a possible requirement since at least February 2013[9]. |

[9] Corvex/Related noted on Page 17 of the Presentation: "Restoring Health to Commonwealth" filed with the SEC as Exhibit 3 to the Schedule 13D filed on February 26, 2013 that they had retained Indiana insurance counsel and reviewed Indiana insurance regulations as part of their work completed to date.

RELATED CORVEX

32 Appendix B: The Portnoys’ June 4, 2013 “Deficiencies” Chart

| BYLAW REQUIREMENTS | DEFICIENCIES |
| --- | --- |
| | Corvex/Related claim in a letter responding to an inquiry from the Department that they have no intention of "controlling" CWH.[10] Yet, in that same letter, Corvex/Related state that they intend to solicit proxies for a slate of nominees following the removal of CWH's Trustees. Corvex/Related also state that they intend to execute a disclaimer of control with respect to CWH's investment in AIC. As the CWH Board currently has no plans to file such a waiver, this action could only be completed by Corvex/Related taking control of CWH.<br><br>The Corvex/Related removal proposal, if successful, will result in CWH ceasing to comply with federal securities laws and the continued listing requirements of the New York Stock Exchange, including for example requirements that the Company have an audit committee and compensation committee of its board comprised of independent trustees. No plan to address noncompliance has been provided. |
| (y) if such evidence was not obtainable from a governmental or regulatory body by such time despite the shareholder's diligent and best efforts, a detailed plan for making or obtaining the Governmental Action prior to the election of any such Proposed Nominee or the implementation of such proposal, which plan must be satisfactory to the Board of Trustees in its discretion. | Corvex/Related also have not provided the Board a plan for obtaining such Governmental Action. See above. |

[10] John T. Murphy Letter to Indiana Department of Insurance on behalf of Corvex/Related, dated May 28, 2013.

RELATED CORVEX

33 Appendix B: The Portnoys’ June 4, 2013 “Deficiencies” Chart

## CORVEX/RELATED FORM OF CONSENT CARD CHECK AGAINST BYLAW SECTION 2.15(b)

| BYLAW REQUIREMENTS UNDER 2.15(b) | DEFICIENCIES |
|---|---|
| (1) [T]he written consent shall set forth the action(s) to be taken (which shall be limited to the matters set forth in the Consent Record Date Request Notice received by the secretary) | As noted on the Corvex Master Fund LP record date request notice deficiency chart, a proposal to remove yet-to-be appointed or nominated Trustees is inconsistent with Maryland law and usurps the power and authority of the Trustees under CWH's organizational documents and Maryland law. The consent card should not provide for removal of future Trustees elected or appointed by the Board.<br><br>Further, Section 3.14 of CWH's Bylaws and Section 2.3 of CWH's Declaration states that "[a] Trustee may be removed . . ." Therefore, Trustees cannot be removed as a group on one consent and a separate consent is required to remove each Trustee. At the very least, Corvex/Related must structure their consent card to allow for the removal of Trustees on a Trustee-by-Trustee basis. The Form of Consent Card should allow shareholders to consider whether to consent, withhold consent, or abstain as to each Trustee and the box for removal of all Trustees as a group should be deleted. |

## ANNEX I - DEFINITIONS

Bylaws, Section 2.14.1(g): "Shareholder Associated Person" of any shareholder shall mean (A) any person acting in concert with, such shareholder, (B) any direct or indirect beneficial owner of shares of beneficial interest of the Trust owned of record or beneficially by such shareholder and (C) any person controlling, controlled by or under common control with such shareholder or a Shareholder Associated Person; (ii) "Proposed Nominee Associated Person" of any Proposed Nominee shall mean (A) any person acting in concert with such Proposed Nominee, (B) any direct or indirect beneficial owner of shares of beneficial interest of the Trust owned of record or beneficially by such Proposed Nominee and (C) any person controlling, controlled by or under common control with such Proposed Nominee or a Proposed Nominee Associated Person; (iii) "Derivative Transaction" by a person shall mean any (A) transaction in, or arrangement, agreement or understanding with respect to, any option, warrant, convertible security, stock appreciation right or similar right with an exercise, conversion or exchange privilege, or settlement payment or mechanism related to, any security of the Trust, or similar instrument with a value derived in whole or in part from the value of a security of the Trust, in any such case whether or not it is subject to settlement in a security of the Trust or otherwise or (B) any transaction, arrangement, agreement or understanding which included or includes an opportunity for such person, directly or indirectly, to profit or share in any profit derived from any increase or decrease in the value of any security of the Trust, to mitigate any loss or manage any risk associated with any increase or decrease in the value of any security of the Trust or to increase or decrease the number of securities of the Trust which such person was, is or will be entitled to vote, in any such case whether or not it is subject to settlement in a security of the Trust or otherwise; and (iv) "Insider Report" shall mean a statement required to be filed pursuant to Section 16 of the Exchange Act (or any successor provisions) by a person who is a Trustee of the Trust or who is directly or indirectly the beneficial owner of more than 10% of the shares of the Trust. (emphasis added)

RELATED CORVEX

34 Appendix B: The Portnoys’ June 4, 2013 “Deficiencies” Chart

Additional Information Regarding The Corvex/Related Solicitation

Corvex Management LP and Related Fund Management, LLC have filed a definitive solicitation statement with the Securities and Exchange
Commission (the “SEC”) to (1) solicit consents to remove the entire board of trustees of CommonWealth REIT (the “Removal Proposal”), and (2)
elect five new trustees at a special meeting of shareholders that must be promptly called in the event that the Removal Proposal is successful. Investors and security holders are urged to read the definitive solicitation statement and other relevant documents because they contain important information regarding the solicitation. The definitive solicitation statement and all other relevant documents are available, free of charge, on the SEC’s website at www.sec.gov.